UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2026

COSTCO WHOLESALE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive
Issaquah, WA 98027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.005 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On January 15, 2026, Costco Wholesale Corporation (the "Company") held its Annual Meeting of Shareholders. There were 443,957,682 shares of common stock entitled to be voted; 352,303,581 shares were voted in person or by proxy. Shareholders voted on the following matters:
1.The election of each of the directors nominated by the Board of Directors to hold office until the 2027 Annual Meeting of Shareholders and until their successors are elected and qualified;
2.The ratification of the selection of KPMG LLP as the Company's independent auditors for fiscal year 2026;
3.The approval, on an advisory basis, of the compensation of the Company's executive officers for fiscal year 2025 as disclosed in the Company's definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on December 4, 2025; and
4.A shareholder proposal regarding greenwashing risk audit.
All items except item 4 were approved. The results of the votes are set forth below:
Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Susan L. Decker	271,388,023	15,209,023	394,831	65,311,704
Kenneth D. Denman	284,834,609	1,548,385	608,883	65,311,704
Helena B. Foulkes	282,748,943	3,468,233	774,701	65,311,704
Hamilton E. James	272,025,889	14,520,910	445,078	65,311,704
Sally Jewell	282,618,424	3,964,410	409,043	65,311,704
Jeffrey S. Raikes	273,652,014	12,901,665	438,198	65,311,704
Gina M. Raimondo	285,239,485	1,198,976	553,416	65,311,704
John W. Stanton	277,740,958	8,807,979	442,940	65,311,704
Ron M. Vachris	284,866,409	1,694,961	430,507	65,311,704
Maggie Wilderotter	276,414,143	9,947,380	630,354	65,311,704
Ratification of the Selection of Auditors:

For	Against	Abstain
335,155,664	16,539,396	608,521
Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
251,441,227	34,380,984	1,169,666	65,311,704
Shareholder Proposal Regarding Greenwashing Risk Audit:

For	Against	Abstain	Broker Non-Votes
4,058,782	279,690,631	3,242,464	65,311,704

Item 8.01.    Other Events
The Board of Directors declared a quarterly cash dividend on the Company's common stock of $1.30 per share. The dividend was declared on January 15, 2026, and is payable February 13, 2026, to shareholders of record at the close of business on January 30, 2026.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1.    Press Release dated January 15, 2026.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Dated: January 21, 2026	By:	/s/ John Sullivan
John Sullivan
Executive Vice President, General Counsel and Corporate Secretary